Fiscal Third Quarter 2017 Earnings Conference Call November 3, 2017

Forward-Looking Statements This presentation includes certain statements relating to future events and our intentions, beliefs, expectations, and predictions for the future which are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this presentation is not a guarantee of future events or results, and that actual events or results may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Any forward-looking information presented herein is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Regulation G: Non-GAAP Measures The information presented herein regarding certain unaudited non-GAAP measures does not conform to generally accepted accounting principles in the United States (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Univar has included this non- GAAP information to assist in understanding the operating performance of the company and its operating segments. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information related to previous Univar filings with the SEC has been reconciled with reported U.S. GAAP results. 2

Third Quarter 2017 Highlights

Fourth consecutive quarter of Adjusted EBITDA growth, in a challenged environment

Q3 GAAP EPS(1)	$0.28 vs. ($0.46) prior year

- Reported net income of $38.9 million vs. net loss of $63.0 million in the prior year
- Adjusted EPS(2) increased 38.5% to $0.36 from $0.26 in the prior year

Q3 Adjusted EBITDA(1)	$152.0 million vs. $145.9 million in 2016

- 4.2% Adjusted EBITDA growth
- Outside the USA, Adjusted EBITDA grew 11% as strong performance in EMEA and ROW offset softness in Canada
- USA Adjusted EBITDA grew 1%, impacted by transitory effects of Hurricanes Harvey and Irma
- Hurricanes had a $6 million net negative impact on Adjusted EBITDA

Adjusted Operating Cash Flow(1)(3)	$101.0 million vs. $156.0 million in 2016

- Net working capital productivity improvement vs. prior year
- Cash conversion ratio of 66.4% (4)
- Cash operating margin of 4.9% (5)

(1) Variances to Q3 2016.
(2) Adjusted Net Income / Diluted Weighted Average Shares Outstanding. Adjusted net income excludes the same items as Adjusted EBITDA, except for stock-based compensation expense.
(3) Adjusted EBITDA plus cash flows from changes in AR, Inventory, and AP, less cash used to purchase PP&E.
(4) Adjusted Operating Cash Flow / Adjusted EBITDA.
(5) Adjusted Operating Cash Flow / Sales.

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UNIVAR®

Univar – Consolidated Highlights Improved sales force effectiveness and mix improvement drive growth • Gross profit increased 4 percent • Volumes were negatively impacted by 1 less billing day and hurricanes • Higher incentive compensation, sales force and digital investments partially offset by productivity gains • Gross margin, EBITDA margin and conversion ratio increased KEY METRICS(In millions) (1) Conversion Ratio defined as Adjusted EBITDA / Gross Profit. Three months ended September 30, 2017 2016 Y/Y % Net Sales $2,048.7 $1,999.7 2.5% Currency Neutral -- -- 0.8% Gross Profit $454.8 $438.1 3.8% Currency Neutral -- -- 2.2% Gross Margin 22.2% 21.9% +30 bps Adjusted EBITDA $152.0 $145.9 4.2% Currency Neutral -- -- 2.4% Adjusted EBITDA Margin 7.4% 7.3% +10 bps Conversion Ratio (1) 33.4% 33.3% +10 bps 4

USA – Highlights USA execution is improving • Gross profit increased 2 percent • Gross margin increased 110 bps driven by sales force execution, mix enrichment and hurricane related price increases • Hurricanes negatively impacted Adjusted EBITDA by net $6 million 5 Three months ended September 30, 2017 2016 Y/Y % Net Sales $1,185.0 $1,222.1 (3.0)% Gross Profit $273.4 $269.3 1.5% Gross Margin 23.1% 22.0% +110 bps Adjusted EBITDA $90.7 $90.1 0.7% Adjusted EBITDA Margin 7.7% 7.4% +30 bps (In millions) KEY METRICS

CANADA – Highlights Drought impact partially offset by Energy & Mining sector growth • Win-loss ratio improving • Energy and mining sector recovery drove net sales and volumes higher • Gross margin was lower due to change in product and market mix • Drought reduced Ag gross profit 6 Three months ended September 30, 2017 2016 Y/Y % Net Sales $299.9 $260.8 15.0% Currency Neutral -- -- 9.6% Gross Profit $56.2 $55.6 1.1% Currency Neutral -- -- (3.2)% Gross Margin 18.7% 21.3% -260 bps Adjusted EBITDA $25.6 $26.0 (1.5)% Currency Neutral -- -- (5.8)% Adjusted EBITDA Margin 8.5% 10.0% -150 bps (In millions) KEY METRICS

EMEA – Highlights Improvement in win-loss ratio and strong execution • Gross profit increased 11 percent • Continued improvements in win-loss ratio in Focused Industries • Operating expense declined as a percentage of sales 7 Three months ended September 30, 2017 2016 Y/Y % Net Sales $456.9 $412.5 10.8% Currency Neutral -- -- 7.3% Gross Profit $102.9 $92.8 10.9% Currency Neutral -- -- 6.7% Gross Margin 22.5% 22.5% 0 bps Adjusted EBITDA $33.2 $28.5 16.5% Currency Neutral -- -- 12.6% Adjusted EBITDA Margin 7.3% 6.9% +40 bps (In millions) KEY METRICS

REST OF WORLD – Highlights Strong execution in challenging environment • Improved sales force execution and cost productivity gains • Mexico impacted by hurricane related product shortages • Reduced cost base in Mexico • Growth in Brazil personal care market 8 Three months ended September 30, 2017 2016 Y/Y % Net Sales $106.9 $104.3 2.5% Currency Neutral -- -- (2.2)% Gross Profit $22.3 $20.4 9.3% Currency Neutral -- -- 4.9% Gross Margin 20.9% 19.6% +130 bps Adjusted EBITDA $9.3 $6.9 34.8% Currency Neutral -- -- 27.5% Adjusted EBITDA Margin 8.7% 6.6% +210 bps (In millions) KEY METRICS

Cash Flow Highlights 9 (1) Adjusted Operating Cash Flow equals Adjusted EBITDA plus cash flows from changes in AR, inventory, and AP, less cash used to purchase PP&E. (2) Excludes additions from capital leases. Three months ended September 30, 2017 2016 Y/Y % Adjusted Operating Cash Flow (1) $101.0 $156.0 (35.3)% Net Working Capital ($31.6) $30.8 NM CapEx (2) ($19.4) ($20.7) (6.3)% Cash Taxes ($3.4 ) ($3.0 ) 13.3 % Cash Interest (net) ($41.4) ($42.8) (3.3)% Pension Contribution ($13.6) ($8.4 ) 61.9 % Acquisitions ($23.9) — NM Other ($7.9 ) ($8.7 ) (9.2)% (In millions)

Balance Sheet Highlights 10 (1) Net Debt defined as Total Debt (Long term debt, inclusive of debt discount and unamortized debt issuance costs, plus short term financing) less cash and cash equivalents. (2) Net Debt divided by last 12 months (LTM) of Adjusted EBITDA. (3) Interest coverage defined as LTM Adjusted EBITDA / LTM Cash Interest (net of interest income). (4) LTM Earnings before Interest, Taxes and Amortization (EBITA) divided by trailing 13 month average of net PP&E plus net working capital (accounts receivable plus inventory less accounts payable). LTM ended September 30, 2017 2016 Y/Y Change Net Debt (1) $2,676.9 $2,860.6 ($183.7) Leverage (2) 4.5x 5.1x -0.6x Interest Coverage (3) 4.3x 3.6x 0.7x Return on Assets Deployed (4) 22.4% 19.5% 290 bps (In millions)

11 Full-year Adjusted EBITDA mid single-digit growth versus 2016 Q4 2017 Adjusted EBITDA mid single-digit growth versus Q4 2016 Continue to advance our Commercial Greatness, Operational Excellence, and One Univar initiatives Selective commercial and technology investments Strategic, selective and disciplined acquisition approach Continue to de-leverage the balance sheet Transformation into a growth company Q4 2017 & Full Year 2017 OUTLOOK 2017 EXPECTATIONS

Full-Year 2017 Guidance 12 Year ended December 31, 2016 2017 Adjusted EBITDA $562.7 mid single-digitgrowth Cash Interest (net) ($145.2) ~($134) Cash Tax (net) ($0.8 ) ~($25) Effective Tax Rate 14.0% < 20% Pension Contribution ($31.6) ~($35) Change in Net Working Capital $124.2 ~($50-100) Capital Expenditures ($90.1) ~($90) Debt Amortization ($39.9) ~($90) (In millions)

Appendix A Q3 2017 Adjusted Net Income and Adjusted EBITDA Reconciliation 13 Three months ended September 30, 2017 2016 Amount per share Amount per share Net income $38.9 $0.28 ($63.0 ) ($0.46 ) Other operating expenses, net (excluding stock-based compensation) $7.3 $0.05 $8.5 $0.06 Other expense, net $7.1 $0.05 $3.1 $0.02 Impairment charges — — $133.9 $0.97 Benefit from income taxes related to reconciling items ($2.2 ) ($0.02 ) ($46.1 ) ($0.33 ) Adjusted net income $51.1 $0.36 $36.4 $0.26 Stock-based compensation $4.5 $3.6 Interest expense, net $38.4 $39.5 Depreciation and amortization $49.3 $64.9 All remaining provision for income taxes $8.7 $1.5 Adjusted EBITDA $152.0 $145.9 (In millions, except per share data)

Appendix B Adjusted Operating Cash Flow 14 Three months ended September 30, (In millions) 2017 2016 Adjusted EBITDA $152.0 $145.9 Change in: Trade accounts receivable, net $123.3 $190.9 Inventories $39.4 $41.9 Trade accounts payable ($194.3) ($202.0) Purchase of PP&E ($19.4) ($20.7 ) Adjusted operating cash flow $101.0 $156.0